Prospectus Supplement	May 16, 2011

Putnam Capital Spectrum Fund
Prospectus dated August 30, 2010

Putnam Capital Spectrum Fund now normally distributes any net investment income and any net realized capital gains annually. Accordingly, the prospectus is revised as follows:

The first sentence of the sub-section Tax information in the section Fund summaries--Putnam Capital Spectrum Fund is revised to read: "The fund normally distributes any net investment income and any net realized capital gains annually."

The first sentence of the section Fund distributions and taxes is revised to read: "Each fund normally distributes any net investment income and any net realized capital gains annually."

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